MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     28-Jun-96
Reporting Month:  May

                                                                                   Interest       Interest       Principal
           Original       Original  Integral     Record     Accrual    Payment     Payment        Ending         Remaining
Class      Balance        Pct Pool  Denomination Date       Factor     Factor      Factor         Balance        Principal
Merit4 A1 $326,920,000.00 84.50%   $1,000.00     31-May-96  3.51361933  3.51361933 21.84541793 $225,164,019.29   0.68874348
Merit4 A2  $42,573,000.00 11.00%   $1,000.00     31-May-96 12.50000000 12.50000000  0.00000000  $42,573,000.00   1.00000000

          $369,493,000.00                                                                      $267,737,019.29


MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         28-Jun-96
Reporting Month       May

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses   Insured Balance Ending Coverage
Type                        %         $            %          $          $          $           $           %         $_____
Pool Over Collaterization 4.50%   $17,411,678.00 5.97% $17,411,678.00  $0.00   $218,450.57 $284,602,603.92 6.04%   $17,193,227.43


                                                      Beginning          Current                           Ending
                                                       Balance          Deposits         Adjustments     DPR Balance
Discount Principal Reserve Account                   $500,424.52       $45,669.51     ($218,450.57)      $327,643.46
(Included in above coverage amount)


Insurance Policies

                                 Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance   Ending Coverage
Type              Purpose           %      $            %        $            $           $      $               %         $
Insurance Policy  Pool Insurance 25.00% $2,987,981.88 31.02% $2,987,981.88   $0.00      $0.00 $9,619,418.20   31.06% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                              $465,159.77

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                75         $10,911,519             3.83%
60+ Days                17          $3,428,633             1.20%
90+ Days                28          $5,686,010             2.00%
Foreclosure             39          $9,090,774             3.19%
REO                      6          $1,810,170             0.64%

Totals                 165         $30,927,107            10.87%


Advances on Delinquencies                                      $185,142.87
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 4

Payment Date:     28-Jun-96
Report Date:      May

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                      $2,186,155.25            Interest Payments       $1,680,834.93
Principal                                          $6,968,922.97            Principal Payments      $7,141,704.03
Deposits From Reserve Fund                                 $0.00            Surplus                   $465,159.77
Other Deposits/ Discount Principle Reserve Account   $218,450.57            FSA Fee                    $40,160.55
                                                                            Discount Principal Reserve $45,669.51


Total Deposit                                      $9,373,528.79            Total Withdrawals       $9,373,528.79



                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 4

Payment Date:     28-Jun-96
Reporting Month:  May

          Class
          Interest   Beginning       Interest       Interest     Principal        Total      Applied  Ending
Class     Rate       Balance         Accrual        Payment      Payment       Distribution  Losses   Balance         CUSIP
Merit4 A1  5.933590% $232,305,723.32 $1,148,672.43 $1,148,672.43 $7,141,704.03 $8,290,376.46 $0.00   $225,164,019.29 589962AJ8
Merit4 A2 15.000000%  $42,573,000.00   $532,162.50   $532,162.50         $0.00   $532,162.50 $0.00    $42,573,000.00 589962AK5

                     $274,878,723.32 $1,680,834.93 $1,680,834.93 $7,141,704.03 $8,822,538.96 $0.00   $267,737,019.29

Class      Priority    Principal Type Interest Type
Merit4 A1  Senior      Sequential     Floater
Merit4 A2  Senior      Sequential     Floater
